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                                                                    Exhibit 99.1

                              AMENDED AND RESTATED
                          PREFERRED EXCHANGE AGREEMENT

         THIS AMENDED AND RESTATED PREFERRED EXCHANGE AGREEMENT (this "AGREEMENT") is entered into effective the 12th day of April, 2005 by and among Epimmune Inc., a Delaware corporation (the "COMPANY"), and G.D. Searle LLC, a Delaware limited liability company ("HOLDER").

                                    RECITALS

         WHEREAS, Holder is the beneficial owner of 859,666 shares of the Company's Series S preferred stock and 549,622 shares of the Company's Series S-1 preferred stock (collectively, the "PREFERRED SHARES"), which Preferred Shares represent all of the outstanding shares of preferred stock of the Company;

         WHEREAS, the Company has entered into that certain Share Exchange Agreement, dated March 15, 2005, by and among the Company and certain shareholders of Immuno-Designed Molecules, S.A. ("IDM") (the "SHARE EXCHANGE AGREEMENT");

         WHEREAS, it is a condition to the closing of the transactions under the Share Exchange Agreement (the "CLOSING") that the Preferred Shares be exchanged (the "EXCHANGE") for shares of common stock of the Company (the "COMMON SHARES");

         WHEREAS, the Company and Holder have entered into that certain Preferred Exchange Agreement, dated March 15, 2005 (the "PRIOR AGREEMENT");

         WHEREAS, the Company and Holder desire to amend and restate the Prior Agreement in its entirety as set forth herein; and

         WHEREAS, Holder desires to effect the Exchange on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of foregoing and the mutual covenants and promises contained in this Agreement, and for other valuable consideration receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. TERMS OF EXCHANGE.

    1.1 EXCHANGE OF PREFERRED SHARES. Subject to the terms and conditions herein, immediately prior to the Closing, all of the Preferred Shares shall be exchanged for a total of 1,949,278 Common Shares (as adjusted to reflect the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, consolidation, combination or like change with respect to the


                                       1.
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        Common Shares occurring on or after the date of this Agreement and prior to the Closing).

    1.2 REVIEW OF SHARE EXCHANGE AGREEMENT. The Company has provided Holder with a substantially final draft of the Share Exchange Agreement, which is marked "DRAFT 2/15/05" (the "FORM SHARE EXCHANGE AGREEMENT").

    1.3 WAIVER AND TERMINATION OF RIGHT OF FIRST REFUSAL. Holder hereby waives any and all rights under Section 4 of that certain Investor Rights Agreement, dated July 1, 1999, between the parties hereto (the "INVESTOR RIGHTS AGREEMENT") and agrees that Section 4 of the Investor Rights Agreement is hereby terminated and of no further force and effect.

    1.4 DELIVERY OF CERTIFICATES. Within 10 days following the date hereof, Holder shall deliver to the Company the certificates representing the Preferred Shares, each duly endorsed for transfer and free and clear of any liens, security interests, encumbrances or adverse claims, to be held by the Company pending the Closing. As soon as reasonably practicable, and in any event within 10 days following the Closing, the Company shall issue to Holder one or more stock certificates representing the Common Shares issuable to the Holder pursuant to
        Section 1.1 hereof.

    1.5 CONDITIONS TO EXCHANGE. The obligations of the Company and Holder hereunder to complete the exchange of Preferred Shares for Common Shares, shall be subject to satisfaction of the following conditions:

        (A) the delivery by Holder to the Company of stock certificates representing the Preferred Shares in accordance with Section 1.4 above;

        (B) the common stock of the Company is listed for trading on the Nasdaq National Market (the "NASDAQ"); and

        (C) all of the conditions (other than the condition relating to the consummation of the Exchange) to the consummation of the transactions contemplated by the Share Exchange Agreement (substantially in accordance with the terms set forth in the Form Share Exchange Agreement, as may be amended from time to time in accordance with Section 4.1 hereof) shall have been satisfied or waived and the Closing shall occur immediately following the Exchange.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Holder as follows:

    2.1 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement, to issue the Company Shares in exchange for the Preferred Shares and to carry out and perform its obligations under the terms of this Agreement.


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    2.2 AUTHORIZATION. The Common Shares to be issued by the Company upon exchange of the Preferred Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable.

    2.3 VALID OBLIGATION; NO CONFLICTS. This Agreement has been duly executed and delivered by the Company, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms. The execution and performance by the Company of this Agreement does not contravene, violate or conflict with or result in a breach of any contractual obligation of the Company or any judgment, injunction or order of any nature binding upon the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. Holder hereby represents and warrants to the Company as follows:

    3.1 CORPORATE POWER. Holder has all requisite legal and corporate power to execute and deliver this Agreement and to deliver the Preferred Shares, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title, in exchange for the Common Shares and to carry out and perform its obligations under the terms of this Agreement.

    3.2 AUTHORIZATION; TITLE. All corporate action on the part of Holder necessary for the exchange of Preferred Shares for Common Shares has been taken. Holder has good and marketable title to the Preferred Shares to be exchanged pursuant to this Agreement, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title. Upon delivery to the Company of the stock certificates representing the Preferred Shares, the Company shall acquire good and valid title to Preferred Shares free and clear of all liens, security interests, encumbrances and adverse claims other than those created by the Company.

    3.3 VALID OBLIGATION; NO CONFLICTS. This Agreement has been duly executed and delivered by Holder, and constitutes a valid and legally binding obligation of Holder, enforceable in accordance with its terms. The execution and performance by Holder of this Agreement does not contravene, violate or conflict with or result in a breach of any contractual obligation of Holder or any judgment, injunction or order of any nature binding upon Holder.

    3.4 PURCHASE ENTIRELY FOR OWN ACCOUNT. Holder is acquiring the Common Shares pursuant to this Agreement for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Common Shares.


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    3.5 DISCLOSURE OF INFORMATION. Holder has received all the information that it has requested and that it considers necessary or appropriate for deciding whether to enter into this Agreement and to acquire the Common Shares. Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding such information.

    3.6 INVESTMENT EXPERIENCE. Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Shares. Holder also represents it has not been organized solely for the purpose of acquiring the Common Shares.

    3.7 ACCREDITED INVESTOR. Holder is an "accredited investor" as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the SEC pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT").

    3.8 RESTRICTED SECURITIES. Holder understands that (a) the Common Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by it indefinitely and that Holder must, therefore, bear the economic risk of such investment indefinitely, unless in each case a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (b) each certificate representing the Common Shares will be endorsed with the legend set forth in Section 5.2 below; and (c) the Company will instruct any transfer agent not to register the transfer of the Common Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied, until such time as a transfer is made, pursuant to the terms of this Agreement, and in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is to the further effect that such legend is not required any longer in order to establish or enforce compliance with any provisions of the Securities Act or this Agreement.

4. COVENANTS.

    4.1 MATERIAL AMENDMENTS TO THE SHARE EXCHANGE AGREEMENT. Prior to the Closing, Holder shall have the right to review, and the Company shall deliver to Holder a copy of, any material change to the Form Share Exchange Agreement provided under Section 1.2 made prior to execution of the Share Exchange Agreement and any material amendment to the Share Exchange Agreement made after it is signed. Holder shall have five business days after delivery of such change to Holder in accordance with this Section 4.1 to object in writing to any material change to the Form Share Exchange Agreement or amendment to the Share Exchange Agreement. In the event that Holder fails to deliver such written objection to the Company within the specified time limit, Holder shall be deemed to have accepted such change or amendment and the Form Share Exchange Agreement shall be deemed to include such change or amendment.


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    4.2 USE OF CERTAIN FUNDS. The Company shall not use any cash raised in the financing completed by IDM on December 23, 2004 to make or pay any cash distribution or cash dividend to: (a) the stockholders of the Company;
        (b) Medarex, Inc.; (c) Sanofi-Aventis, S.A.; or (d) the shareholders, investors, officers, directors or employees of IDM; provided, however, that nothing in this Section 4.2 shall prevent the Company from paying:
        (x) any amounts due to Medarex, Inc. or Sanofi-Aventis, S.A. in connection with any commercial arrangements between either Medarex, Inc. or Sanofi-Aventis, S.A., on the one hand, and IDM, on the other hand, or
        (y) payment of salaries and bonuses to employees of the Company in the ordinary course of business.

    4.3 REGISTRATION RIGHTS. The Company shall register the Common Shares for resale under the Resale Registration Statement (as defined in the Share Exchange Agreement), on the same terms and subject to the same conditions as set forth in Section 6.07 of the Share Exchange Agreement. For purposes of such Section 6.07 only, Holder shall be deemed a "Principal Company Shareholder" and the Common Shares shall be deemed "Issuer Common Stock" issued pursuant to the Share Exchange Agreement. The rights under this Section 4.3 shall be in lieu of any rights under
        Section 2 of the Investor Rights Agreement and Holder agrees that upon the date that the Resale Registration Statement becomes effective,
        Section 2 of the Investor Rights Agreement shall terminate and be of no further force and effect.

    4.4 NASDAQ LISTING. The Company shall use commercially reasonable efforts to: (a) maintain trading of its shares of common stock on the Nasdaq; and (b) meet the Nasdaq minimum listing standards in effect from time to time.

5. MISCELLANEOUS.

    5.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws principles.

    5.2 LEGENDS. Each certificate representing Common Shares issued under this Agreement shall be endorsed with the following legends (in addition to any legend required under applicable state securities laws):

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

    5.3 TERMINATION. This Agreement shall terminate in its entirety and be of no further force and effect upon the earlier of: (i) the date that Holder no longer beneficially


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        owns any of the Common Shares issued in the Exchange; or (ii) the two year anniversary of this Agreement.

    5.4 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

    5.5 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof.

    5.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

    5.7 SEVERABILITY. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    5.8 FURTHER ASSURANCES. Each party to this Agreement covenants and agrees to execute and deliver such other agreements and writings and to perform such other acts as may be necessary for the consummation of the matters contemplated by this Agreement.


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         IN WITNESS WHEREOF, this AMENDED AND RESTATED PREFERRED EXCHANGE
AGREEMENT has been executed and delivered as of the date first written above.

EPIMMUNE INC.                                  G.D. SEARLE LLC

By:/s/ Robert De Vaere                       By:/s/ Beth Levine
   --------------------------------------       --------------------------------
Name:  Robert De Vaere                       Name:  Beth Levine
Title: VP, Finance & Administration and      Title: President and Chief
       Chief Financial Officer                      Executive Officer